UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 9, 2006

ATARI, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-27338

13-3689915
(I.R.S. employer identification no.)

417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)

(212) 726-6500
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On November 9, 2006, Atari, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal 2007 second quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits. The following exhibit is furnished as part of this report:

     Exhibit 99.1 Press Release of Atari, Inc., dated November 9, 2006.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI, INC

By:	/s/ Kristina K. Pappa

Kristina K. Pappa Vice President and General Counsel

Date: November 9, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Atari, Inc., dated November 9, 2006.

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